STOCK PURCHASE AGREEMENT

     This Agreement dated as of September 30, 1994 is entered into by and among Sepracor Inc., a Delaware corporation (the "Company"), and OFD Partners, L.P. (the "Purchaser").

     In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

     1. Sale of Shares and Warrants.

        (a) Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Company will sell and issue to the Purchaser, and the Purchaser will purchase, 79,365 shares of Series A Convertible Preferred Stock of the Company ("Series A Preferred Stock") at a purchase price of $63.00 per share. The shares of Series A Preferred Stock being sold under this Agreement are referred to as the "Shares," and the shares of Common Stock issuable upon conversion thereof are referred to as the "Conversion Shares." The Series A Preferred Stock shall have the rights, preferences and privileges set forth in the Certificate of Designations attached hereto as Exhibit A, which shall be filed with the Secretary of State of Delaware prior to the Closing.

        (b) Subject to the terms and conditions of this Agreement, at the Closing, the Company will sell and issue to the Purchaser, and the Purchaser will purchase, (i) Common Stock Purchase Warrants to purchase 793,650 shares of Common Stock, at an exercise price of $6.30 per share; (ii) Common Stock Purchase Warrants to purchase 178,000 shares of Common Stock, at an exercise price of $7.50 per share; and (iii) Common Stock Purchase Warrants to purchase 22,000 shares of Common Stock, at an exercise price of $12.00 per share. In consideration for the issuance of the Common Stock Purchase Warrants referred to in clauses (i), (ii) and (iii) (collectively, the "Warrants"), the Purchaser shall pay to the Company, at the Closing, an amount equal to $.001 per share of Common Stock subject to the Warrants issued to the Purchaser hereunder. The Warrants shall be in the form attached hereto as Exhibit B. The shares of Common Stock issuable upon exercise of the Warrants are referred to as the "Warrant Shares."

     2. The Closing. The closing ("Closing") of the sale and purchase of the Shares and Warrants under this Agreement shall take place at the offices of Hale and Dorr, 60 State Street, Boston, Massachusetts at 10:00 a.m. as of September 30, 1994, or at such other time, date and place as are mutually agreeable to the Company and the Purchaser. At the Closing, the Company shall deliver to the Purchaser a certificate for 79,365 Shares and the Warrants, in each case registered in the name of Purchaser, against payment to the Company of the purchase price therefor, by wire transfer,

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check, or other method acceptable to the Company. The date of the Closing is hereinafter referred to as the "Closing Date."

     3. Representations of the Company. The Company hereby represents and warrants to the Purchaser as follows:

        3.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. The Company is duly qualified to do business as a foreign corporation and is in good standing in the Commonwealth of Massachusetts and in every other jurisdiction in which the failure to so qualify would have a material adverse effect on the operations or financial condition of the Company.

        3.2 Capitalization. The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, of which 18,659,909 shares were outstanding as of June 30, 1994, and 1,000,000 shares of Preferred Stock, $1.00 par value per share, of which no shares are issued or outstanding prior to the Closing of the transactions contemplated by this Agreement (the "Closing"). Since June 30, 1994 there has not been any material change in the number of outstanding shares of Common Stock. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in the SEC Filings (as defined below), the Company will not have outstanding securities convertible into or exchangeable for any shares of the Company's capital stock (other than the Shares), nor will it have outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any shares of the Company's capital stock or any securities convertible into or exchangeable for any shares of the Company's capital stock (other than the Shares). As of the Closing, the Company will not be subject to any obligation (contingent or otherwise) to repurchase or otherwise, acquire or retire any shares of its capital stock.

        3.3 Issuance of Shares. The issuance, sale and delivery of the Shares, Conversion Shares, Warrants and Warrant Shares in accordance with this Agreement have been duly authorized by all necessary corporate action on the part of the Company, and all the Shares, Warrant Shares and Conversion Shares have been duly reserved for issuance. The Shares, Conversion Shares and Warrant Shares, when issued and delivered against payment therefor in accordance with the provisions of this Agreement and the Warrants, respectively, will be duly and validly issued, fully paid and non-assessable.


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        3.4 Company Reports and Financial Statements. The Company has delivered to the Purchaser true and complete copies of all reports, registration statements (other than registration statements on Form S-8), proxy statements and other definitive filings filed by the Company with the Securities and Exchange Commission since January 1, 1993 (such reports, registration statements, proxy statements and other definitive filings, as amended, are sometimes collectively referred to as the "SEC Filings"). The SEC Filings comply in all material respects with the Securities Act of 1933, as amended (the "Securities Act") and the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and did not as of the dates thereof contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein not misleading. The audited financial statements included in the SEC Filings were prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial position of the Company as at the dates thereof and the results of operations and cash flow for the periods then ended.

        3.5 Authority for Agreement. The execution, delivery and performance by the Company of this Agreement and the Warrants and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action. This Agreement and the Warrants have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their respective terms. The execution of and performance of the transactions contemplated by this Agreement and the Warrants and compliance with the provisions hereof and thereof by the Company will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, its Certificate of Incorporation or By-Laws (each as amended to date) or any indenture, lease, agreement or other instrument to which the Company is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company.

        3.6 Governmental Consents; Offering. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement or the offer, issuance, sale and delivery of the Shares and Warrants. Based in part on the representations made by the Purchaser in Section 4 hereof, the offer and sale of the Shares and Warrants to the Purchaser will be in compliance with applicable Federal and state securities laws.

     Neither the Company nor anyone acting on behalf of the Company has offered the Shares or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person

                                      - 3 -

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other than the Purchaser. Neither the Company nor anyone acting on its behalf has taken, or will take, any action which would subject the issuance or sale of the Shares or the Warrants to Section 5 of the Securities Act of 1933, as amended.

     No broker's or finder's or placement fee or commission will be payable with respect to the issuance of the Shares, the Warrant Shares or the Warrants, or any of the transactions contemplated by this Agreement. The Company will hold the Purchaser harmless from any claim, demand or liability for brokers' or finders' or placement fees or similar commission alleged to have been incurred in connection with any such transaction.

        3.7 Litigation. Except as disclosed in the SEC Filings, there is no action, suit or proceeding, or inquiry or investigation, pending, or, to the best of the Company's knowledge, any basis therefor or threat thereof, against the Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, assets or condition, financial or otherwise, of the Company.

        3.8 Compliance. The Company has, in all material respects, complied with all laws, regulations and orders applicable to its present and proposed business and has all material permits and licenses required thereby.

        3.9 Employees. All employees of the Company whose employment responsibility requires access to confidential or proprietary information of the Company have executed and delivered nondisclosure and assignment of invention agreements, and all of such agreements are in full force and effect. None of the employees of the Company is represented by any labor union, and there is no labor strike or other labor trouble pending with respect to the Company (including, without limitation, any organizational drive) or, to the best of the Company's knowledge, threatened.

        3.10 Absence of Changes. Since June 30, 1994, there has been no material adverse change in the financial condition or results of operations of the Company, other than changes occurring in the ordinary course of business.

        3.11 Disclosure. The representations and warranties of the Company contained in this Agreement do not contain any untrue statement of material fact with respect to the subject matter hereof or omit to state any material fact necessary to make the statements contained herein, in light of the circumstances under which they were made, not misleading.

     4. Representations of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:


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        4.1 Investment. The Purchaser is acquiring the Shares and Warrants for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same.

        4.2 Authority. The Purchaser has full power and authority to enter into and to perform this Agreement in accordance with its terms.

        4.3 Experience. The Purchaser has carefully reviewed the representations concerning the Company contained in this Agreement, has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to Purchaser any and all written information which he or it has requested and have answered to Purchaser's satisfaction all inquiries made by Purchaser; and Purchaser has sufficient knowledge and experience in investing in Companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.

        4.4 Legend. The Purchaser understands that the stock certificate representing the Shares shall bear a legend substantially to the following effect:

            "The shares represented by the certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

        4.5 Accredited Investor. The Purchaser is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

     5. Closing Conditions. The obligation of the Purchaser to purchase and pay for the Shares and the Warrants to be acquired by it hereunder is subject to the conditions hereinafter set forth.

        5.1 Representations and Warranties True. All representations and warranties of the Company made in Section 3 or otherwise under or pursuant to this Agreement shall be true on the Closing Date as though made on the Closing Date and the Company shall have delivered to the Purchaser a certificate of an authorized officer dated the Closing Date, certifying to such effect.

        5.2 Instruments and Proceedings to be Satisfactory. All instruments and corporate proceedings relating to the sale of the Shares and the Warrants hereunder by the Company or otherwise relating to the transactions contemplated hereby shall be satisfactory to the Purchaser.

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

        5.3 Opinion of the Company's Counsel. The Purchaser shall have received from Hale and Dorr, counsel for the Company, an opinion, dated the Closing Date, in scope and substance satisfactory to such Purchaser, as to the matters included in Sections 3.1, 3.3 and 3.5 hereof, except that with respect to the matters included in Section 3.5, such opinion shall relate only to such indentures, leases, agreements or other instruments filed as exhibits to the Company's Annual Report on Form 10K for the year ended December 31, 1993 and the Company's Quarterly Reports on Form 10Q for the quarters ended March 31, 1994 and June 30, 1994.

     6. Registration Rights.

        6.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

            "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

            "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation or covering only outstanding securities to be sold on behalf of stockholders pursuant to the Amended and Restated Registration Rights Agreement dated as of June 28, 1991 among the Company and certain stockholders (the "1991 Agreement") and/or the Agreement dated as of June 1, 1993 between the Company and Marion Merrell Dow Inc.).

            "Registration Expenses" means the expenses described in Section 6.5.

            "Registrable Shares" means (i) the Conversion Shares and Warrant Shares (ii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are sold pursuant to a Registration Statement or Rule 144 under the Securities Act shall thereupon cease to be Registrable Shares.

            "Stockholders" means the Purchaser and any persons or entities to whom the rights granted under this Agreement are transferred by the Purchaser, its successors or assigns pursuant to Section 6.11 hereof.

        6.2 Required Registrations.

            (a) At any time after September 30, 1995, a Stockholder or Stockholders (the "Requesting Stockholder or Stockholders") may request, in writing, that the Company effect the registration on Form S-3 (or any successor form) of Registrable Shares owned by such Requesting Stockholder or Stockholders having an aggregate offering price of at least $3,000,000 (based on the then current market price). If the Requesting Stockholders intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. The managing underwriter(s) shall be selected by the Requesting Stockholders and shall be subject to the approval of the Company, which approval shall not be unreasonably withheld. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all other Stockholders. Such other Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such other Stockholders may request in such notice of election; provided that if the underwriter(s) (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Stockholders may not be included in the offering, the Stockholders shall, subject to the 1991 Agreement, participate in the registration pro rata among themselves based upon the number of Registrable Shares which they have requested to be so registered. Thereafter, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or any successor form) of all Registrable Shares which the Company has been requested to so register.

            (b) The Company shall not be required to effect more than three registrations pursuant to paragraph (a) above. In addition, the Company shall not be required to take any action to effect a registration requested pursuant to paragraph (a) above within (i) 180 days following the effective date of any Registration Statement covering shares to be sold for the account of the Company or (ii) within 90 days following the effective date of any registration statement filed by the Company with the Commission to register shares demanded to be registered by stockholders pursuant to the 1991 Agreement.

            (c) If at the time of any request to register Registrable Shares pursuant to this Section 6.2, the Company is engaged or has fixed plans to engage within 60 days of the time of the request in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any 24-month period.

        6.3 Incidental Registration.

            (a) Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 6.2) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration proposed to be effected pursuant to this Section 6.3 without obligation to any Stockholder.

            (b) In connection with any registration under this Section 6.3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of shares to he sold for the account of selling stockholders to be included in the offering, then there shall first be included any shares of Common Stock entitled, as of the date hereof, to be registered therein prior to the Registrable Shares pursuant to the 1991 Agreement (including shares entitled as of the date hereof to be registered on a parity basis with any such priority rights), to the extent the 1991 Agreement is then in effect, and holders of Registrable Shares shall be entitled to include in such registration only such remaining number of shares that the managing underwriter determined may be included therein. If the number of Registrable Shares to be included in the registration in accordance with the foregoing is less than the total number of shares that holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration on a parity basis with the Registrable Shares shall participate in the registration pro rata based upon their total ownership of shares of Common Stock entitled to be so included. If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

        6.4 Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

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            (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

            (b) as expeditiously as practicable prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or the date five years after the Closing Date, provided, that Stockholders shall, upon written notice from the Company, cease sales of Registrable Shares pursuant to a Registration Statement filed hereunder for a period not to exceed 90 days in any 24-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed;

            (c) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

            (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

     If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.


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

        6.5 Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration under Section 6.2 is withdrawn at the request of the Requesting Stockholders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the Requesting Stockholders elect not to have such registration counted as a registration requested under Section 6.2, the Requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares to be included in such registration. For purposes of this Section 6.5 the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and expenses of counsel for the Company, state Blue Sky fees and expenses, but excluding underwriting discounts, selling commissions and the fees and expenses of any selling Stockholder's own counsel.

        6.6 Indemnification and Contribution.

            (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, or upon any omission therefrom, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

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            (b) In the event of any registration of any of the Registrable
Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the proceeds to each Stockholder of Registrable Shares sold in connection with such registration.

            (c) Each party entitled to indemnification under this Section 6.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6.6. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified

Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

            (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to a this
Section 6.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Section 6.6; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

        6.7 Information by Holder. Each Stockholder including Registrable Shares in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

        6.8 Rule 144 Requirements. The Company agrees to:

            (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

            (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the requirements of said

Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

        6.9 Termination. All of the Company's obligations to register Registrable Shares under this Agreement shall terminate on the tenth anniversary of the Closing Date, provided, however, that the Company shall have no obligation to register shares hereunder at any time the Registrable Shares may be sold pursuant to Rule 144(k) under the Securities Act (or its successor).

        6.10 Transfers of Rights. The rights and obligations of any Purchaser under this Section 6, may be assigned by Purchaser to any person or entity which acquires at least 100,000 Shares, Conversion Shares and/or Warrant Shares originally acquired by Purchaser from the Company, and such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company.

        6.11 Consent. The Company shall use its reasonable best efforts, as soon as practicable after the Closing, to obtain the requisite consents of the parties to the 1991 Agreement to (i) delete the provisions of Section 6.2(b)(ii) of this Agreement and (ii) amend this Agreement to provide that the incidental registration rights granted to the Purchaser in Section 6.3 shall be on a parity and pro rata basis with the incidental registration rights granted pursuant to
Section 3.2(b)(i) of the 1991 Agreement and to provide that no party to the 1991 Agreement shall have any incidental registration rights with respect to any registration demanded by the Stockholders hereunder. If and when such consents are obtained, the parties shall amend this Agreement to reflect the foregoing modifications.

     7. Right of Participation. The Company shall, prior to any proposed issuance by the Company of any shares of Common Stock or other securities convertible into or exercisable for shares of Common Stock (collectively, "Securities") in a Dilutive Financing (as defined below), offer to Purchaser by written notice the right, for a period of thirty (30) days, to purchase for cash at an amount equal to the price or other consideration for which such Securities are to be issued in such Dilutive Financing, a number of such Securities so that, after giving effect to such issuance (and the conversion and exercise into or for shares of Common Stock of all such securities that are so convertible or exercisable), Purchaser will continue to maintain its same proportionate ownership in the Company as of the date of such notice (treating Purchaser, for the purpose of such computation, as the holder of the number of shares of Common Stock which would be issuable to Purchaser upon conversion and exercise of all securities held by Purchaser on the date such offer is made, and assuming the like conversion and exercise of all such other securities held by other persons). For purposes of this Section 7, a "Dilutive Financing" means any issuance of Securities (i) for which the purchase price, on a common stock equivalent basis, is less than the then effective Conversion Price of the Series A Preferred Stock (as defined in the Certificate of Incorporation of the Company) and (ii) as a result of which, an anti-dilution adjustment is not made to the Conversion Price of the Series A Preferred Stock by virtue of Section 4(d)(i)(D)(VI) of Article Fourth of the Company's Certificate of Incorporation. For purposes of this Section 7, "Common Stock" shall be deemed to include equity security having rights to receive dividends or distributions (including liquidation) not limited to a fixed sum or percentage of the purchase price therefor, and the price at which such securities are deemed issued for purposes hereof shall take into account as appropriate the relationship between the terms thereof and the terms of the Shares.

The Company's written notice to the Purchaser shall describe the Securities proposed to be issued by the Company and specify the number, price and payment terms. Purchaser may accept the Company's offer as to the full number of Securities offered to it or any lesser number, by written notice thereof given by it to the Company prior to the expiration of the aforesaid thirty (30) day period, in which event the Company shall promptly sell and Purchaser shall buy, upon the terms specified, the number of Securities agreed to be purchased by Purchaser. The Company shall be free at any time prior to ninety (90) days after the date of its notice of offer to Purchaser, to offer and sell to any third party or parties the remainder of such Securities proposed to be issued by the Company (including but not limited to the Securities not agreed by Purchaser to be purchased by it), at a price and on payment terms no less favorable to the Company than those specified in such notice of offer to Purchaser. However, if such third party sale or sales are not consummated within such ninety (90) day period, the Company shall not sell such Securities as shall not have been purchased within such period without again complying with this Section 7.

     The obligations of the Company under this Section 7 shall terminate upon the earlier of (i) the conversion of all outstanding Shares into Common Stock or
(ii) ten years after the Closing Date.

     8. General.

        (a) Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

     If to the Company, at 33 Locke Drive, Marlboro, MA 01752, Attention:
President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchaser, with a copy to Mark G. Borden, Hale and Dorr, 60 State Street, Boston, MA 02109; or

     If to Purchaser, at such address or addresses as may have been furnished to the Company in writing by Purchaser.

     Notices provided in accordance with this Section 8 shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

        (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

        (c) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority of the Registrable Shares (giving effect to the Conversion of all Shares and exercise of all Warrants); provided, that this Agreement may be amended with the consent of the holders of less than all Registrable Shares only in a manner which affects all Registrable Shares in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

        (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

        (e) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

        (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     Executed as of the date first written above.

                                        COMPANY:

                                        SEPRACOR INC.



                                        By: /s/ Timothy Barberich
                                            ------------------------------------
                                        Title: President


                                        PURCHASER:

                                        OFD PARTNERS, L.P.
                                        OFD GENERAL, INC. (ITS GENERAL PARTNER)


                                        By: /s/ Daniel U. Stein
                                            ------------------------------------
                                        President



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